Exhibit 99.1

Overview of Providing XBRL Financial Statements

The XBRL Financial Statements are provided in this alternative format to provide global business information users with a more structured expression of the financial statements. XBRL is an XML-based schema created and maintained by XBRL International that allows business reporting to be represented in a “digital language”. XBRL streamlines the way companies report and publish their financial data, and how analysts and investors can review that information. With XBRL, financial data is tagged in a consistent format that allows the data to be easily transported and analyzed (by XBRL-aware applications). As more companies provide their financial statements in XBRL, it is expected that this will enhance the ability to more quickly understand the contents of financial statements (and business information in general).

Overview of XBRL International

XBRL International is a consortium of over 170 organizations originally formed by the American Institute of Certified Public Accountants (“AICPA”). XBRL International held its first public meeting in the Fall of 1999 and 13 “charter” companies (one of which was Microsoft) came together to discuss creating an XML-based standard for business reporting that was to become XBRL. The goal of XBRL is to provide an XML-based framework that global business information users will use to create, exchange, and analyze business reporting information.

Microsoft Financial Reporting in XBRL

The key to creating XBRL versions of financial information is the use of XBRL taxonomies or dictionaries. For this filing, Microsoft has used the public working draft of the US GAAP CI (Commercial and Industrial) taxonomy. XBRL taxonomies are collections of terms and mathematical and presentation relationships of financial reporting concepts. In addition to the public working draft of the US GAAP CI taxonomy, Microsoft also created an extension taxonomy that extends the terms found in the US GAAP CI taxonomy. Both taxonomies are contained in this filing, and more information can be found in the “Instructions” section below.

The present EDGAR system does not allow the receipt of XBRL/XML files unless it is in an altered form. The XBRL specification requires use of tags that are not permitted in an EDGAR filing. Therefore, Microsoft has embedded all of the required XBRL documents as either .JPG or .GIF files to conform to the present EDGAR system. Please see the “Instructions” for additional information.

Instructions

In order to submit the XBRL documents as part of Form 8-K, the following changes have been made to the original Microsoft XBRL XML files:

1.)	Files that originally had a .XML file extension now use a .JPG file extension.

2.)	Files that originally had a .XSD file extension now use a .GIF file extension.

The following is a complete listing of all files attached to this Form 8-K:

g49859msftfy2003q110q.jpg	XBRL instance document containing information from Microsoft’s FY2003 Q1 Form 10-Q in XBRL and referencing the attached XBRL taxonomies, schemas and linkbases.

g49859msftfy2003q110q-lbl.jpg	Label linkbase for the Microsoft FY2003 Q1 Form 10-Q instance document.

g49859msft20021107.gif	Microsoft extension taxonomy created by Microsoft and based on the US GAAP CI taxonomy.

g49859msft20021107-calc.jpg	Calculation linkbase for the Microsoft extension taxonomy.

g49859msft20021107-def.jpg	Definition linkbase for the Microsoft extension taxonomy.

g49859msft20021107-lbls.jpg	Labels linkbase for the Microsoft extension taxonomy.

g49859msft20021107-pres.jpg	Presentation linkbase for the Microsoft extension taxonomy.

g49859msft20021107-ref.jpg	Reference linkbase for the Microsoft extension taxonomy.

g49859usgaapci20021015.gif	Public working draft of the US GAAP CI taxonomy created by XBRL-US.

g49859usgaapci20021015-calc.jpg	Calculation linkbase for the US GAAP CI taxonomy.

g49859usgaapci20021015-def.jpg	Definition linkbase for the US GAAP CI taxonomy.

g49859usgaapci20021015-lbls.jpg	Labels linkbase for the US GAAP CI taxonomy.

g49859usgaapci20021015-pres.jpg	Presentation linkbase for the US GAAP CI taxonomy.

g49859usgaapci20021015-ref.jpg	Reference linkbase for the US GAAP CI taxonomy.

g49859usfrpt20021015.gif	Public working draft of the Primary Terms taxonomy created by XBRL-US.

g49859usfrpt20021015-calc.jpg	Calculation linkbase for the Primary Terms taxonomy.

g49859usfrpt20021015-def.jpg	Definition linkbase for the Primary Terms taxonomy.

g49859usfrpt20021015-lbls.jpg	Labels linkbase for the Primary Terms taxonomy.

g49859usfrpt20021015-pres.jpg	Presentation linkbase for the Primary Terms taxonomy.

g49859usfrpt20021015-ref.jpg	Reference linkbase for the Primary Terms taxonomy.

g49859usfrgc20021015.gif	Public working draft of the General Concepts taxonomy created by XBRL-US.

g49859usfrgc20021015-calc.jpg	Calculation linkbase for the General Concepts taxonomy.

g49859usfrgc20021015-def.jpg	Definition linkbase for the General Concepts taxonomy.

g49859usfrgc20021015-lbls.jpg	Labels linkbase for the General Concepts taxonomy.

g49859usfrgc20021015-pres.jpg	Presentation linkbase for the General Concepts taxonomy.

g49859usfrgc20021015-ref.jpg	Reference linkbase for the General Concepts taxonomy.

g49859intgcd20021015.gif	Public working draft of the Global Common Document taxonomy created by XBRL-US and XBRL-IAS.

g49859intgcd20021015-calc.jpg	Calculation linkbase for the Global Common Document taxonomy.

g49859intgcd20021015-def.jpg	Definition linkbase for the Global Common Document taxonomy.

g49859intgcd20021015-lbls.jpg	Labels linkbase for the Global Common Document taxonomy.

g49859intgcd20021015-pres.jpg	Presentation linkbase for the Global Common Document taxonomy.

g49859intgcd20021015-ref.jpg	Reference linkbase for the Global Common Document taxonomy.

g49859xbrl-instance.gif	XBRL instance schema.

g49859xbrl-linkbase.gif	XBRL linkbase schema.

g49859xl.gif	XLink schema.

g49859xlink.gif	XLink schema.

g49859xml.gif	XML schema.

Questions related specifically to Microsoft’s creation and filing of XBRL financial statements, or general questions related to XBRL, can be emailed to Rob Blake (robblake@microsoft.com).